EXHIBIT 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE

COREY M. HOROWITZ, CHAIRMAN AND CEO
NETWORK-1 SECURITY SOLUTIONS, INC.
212-829-5770

                     NETWORK-1 REPORTS THIRD QUARTER RESULTS

            NEW YORK, November 15, 2004--Network-1 Security Solutions, Inc. (OTC: NSSI:OB) today announced financial results for the third quarter ended September 30, 2004.

            Network-1 reported a net loss from operations for the third quarter ended September 30, 2004 of $(280,000), or $(0.02) per share, compared with a net loss from operations of $(215,000) $.03 per share for the quarter ended September 30, 2003. Network-1 reported an operating loss for the first nine months of 2004 of $(862,000), or $(0.06) per share, compared with an operating loss of $(635,000), or $(0.03) per share, for the first nine months of 2003. The Company incurred a net loss of $(861,000) for the nine months ended September 30, 2004, compared to a net loss of $(211,000) for the nine months ended September 30, 2003, which included a gain of $415,000 on the sale of its software product line and related intellectual property to an unaffiliated third party.

            Network-1 did not have revenues for the third quarter or nine months ended September 30, 2004. Revenues during the comparable periods in 2003 were related to the recognition of deferred revenue and amortization of deferred maintenance revenues relating to the Company's software product line which was discontinued in December 2002.

            In November 2003, Network-1 commenced a new business consisting of the acquisition, development, licensing and protection of its intellectual property which currently consists of a portfolio of telecommunications and data networking patents. In February 2004, the Company initiated its licensing efforts relating to its patent (U.S. Patent No. 6,218,930) covering the remote delivery of power over Ethernet cables (the "Remote Power Patent").

            The Company's Remote Power Patent relates to, among other things, several key technologies underlying the IEEE 802.3af Power Over Ethernet (PoE) standard that was approved on June 13, 2003 by the Institute of Electrical and Electronic Engineers (IEEE) (the Standard). The Standard governs the delivery of power over Ethernet cables in order to remotely power network connected devices.

            The Company has commenced a program offering licensing opportunities to those companies Network-1 believes would benefit from access to the technologies covered by the Remote Power Patent, including manufacturers of wireless switches, wireless access points, RFID card readers, VOIP telephones, enterprise LAN switches and network cameras, all of whom the Company believes would benefit from obtaining a license to the Remote Power Patent.

            As previously announced, on March 31, 2004, PowerDsine, Inc. commenced an action against the Company in the United District Court, Southern District of New York (Civil Action No. 04 CV 2502) seeking a declaratory judgment that the Company's patent (US. Patent No. 6,218,930) covering the remote delivery of power over Ethernet cables (the Remote Power Patent) is invalid and is not infringed by PowerDsine and/or its customers. PowerDsine is the technology leader in the fast-growing PoE marketplace. The Company believes its Remote Power Patent is valid and has meritorious defenses to the action. The Company and PowerDsine are engaged in settlement discussions in an effort to resolve the litigation. In the event the settlement discussions are not successful, the Company intends to vigorously defend the lawsuit and take whatever actions are necessary to protect its intellectual property. In the event, however, that the Court granted the declaratory judgment and the patent was determined to be invalid, such a determination would have a material adverse effect on the Company.

            Cash and cash equivalents were $333,000 at September 30, 2004. Management believes that based upon its current cash position, Network-1 will have sufficient capital to fund its operations through January 2005, although there is no assurance that such funds will not be expended prior thereto. Network-1 is currently seeking financing necessary to continue its operations.


ABOUT NETWORK-1 SECURITY SOLUTIONS, INC.

Network-1 Security Solutions, Inc. is engaged in the acquisition, development, licensing and protection of its intellectual property and proprietary technologies. The Company owns six patents covering various telecommunications and data networking technologies. As part of its business strategy it is offering licenses to third parties who Network-I believes could benefit from the technologies covered by its patents.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE Private SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ADDRESS FUTURE EVENTS AND CONDITIONS CONCERNING THE COMPANY'S BUSINESS PLANS. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES, SUCH AS FUTURE ECONOMIC CONDITIONS, TECHNOLOGY CHANGES, THE ABILITY OF NETWORK-1 TO OBTAIN LICENSE AGREEMENTS FROM THIRD PARTIES FOR ITS PATENT PORTFOLIO, UNCERTAINTY OF PATENT LITIGATION, THE COMPANY'S ABILITY TO ACHIEVE REVENUES AND PROFITS FROM ITS PATENT PORTFOLIO, AND LEGISLATIVE, REGULATORY AND COMPETITIVE DEVELOPMENTS. EXCEPT AS OTHERWISE REQUIRED TO BE DISCLOSED IN PERIODIC REPORTS, THE COMPANY EXPRESSLY DISCLAIMS ANY FUTURE OBLIGATION OR UNDERTAKING TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT CONTAINED HEREIN.

The condensed statements of operations and consolidated balance sheets are attached.

NETWORK-1 SECURITY SOLUTIONS, INC.
CONDENSED STATEMENTS OF OPERATIONS

                                               Three Months Ended                  Nine Months Ended
                                                  September 30,                       September 30,
                                         ------------------------------      ------------------------------
                                             2004              2003              2004              2003
                                         ------------      ------------      ------------      ------------
Revenue:
      Licenses                           $       --        $       --        $       --        $    130,000
      Services                                   --              12,000              --              88,000
                                         ------------      ------------      ------------      ------------

            Total revenue                        --              12,000              --             218,000

Cost of revenue:
      Cost of services                           --              17,000              --              51,000
                                         ------------      ------------      ------------      ------------
      Total cost of revenue                      --              17,000              --              51,000
                                                           ------------      ------------      ------------

Gross Profit                                     --              (5,000)             --             167,000
                                         ------------      ------------      ------------      ------------

Operating expense:
      General and administrative              280,000           212,000           862,000           802,000
                                         ------------      ------------      ------------      ------------
            Total operating expenses          280,000           212,000           862,000           802,000
                                         ------------      ------------      ------------      ------------

Loss before other income                     (280,000)         (217,000)         (862,000)         (635,000)
Interest income - net                            --               2,000             1,000             9,000
Gain on sale of assets                           --                --                --             415,000
                                         ------------      ------------      ------------      ------------

Net (loss)                               $   (280,000)     $   (215,000)     $   (816,000)     $   (211,000)
                                         ============      ============      ============      ============

(Loss) per common share:
      Basic                              $      (0.02)     $      (0.03)     $      (0.06)     $      (0.03)
                                         ============      ============      ============      ============
      Diluted                            $      (0.02)     $      (0.03)     $      (0.06)     $      (0.03)
                                         ============      ============      ============      ============

Weighted average shares:
      Basic                                15,012,572         8,314,458        14,108,917         8,314,458
                                         ============      ============      ============      ------------
      Diluted                              15,012,572         8,314,458        14,108,917         8,314,458
                                         ============      ============      ============      ============

CONDENSED BALANCE SHEET AS OF 09/30/04


          Cash and cash equivalents                               $ 333,000
                                                                  =========

          Total current assets                                    $ 345,000
                                                                  =========

          Total assets                                            $ 439,000
                                                                  =========

          Total current liabilities                               $ 615,000
                                                                  =========

          Liability to be settled with Equity Instrument          $ 117,000
                                                                  =========

          Total stockholders' equity (deficit)                    $(293,000)
                                                                  =========